SilverBow Resources Corporate Presentation

February 2019

Forward-Looking Statements

SBOW
LISTED
NYSE

THE MATERIAL INCLUDED herein which is not historical fact constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These opinions, forecasts, scenarios and projections relate to, among other things, estimates of future commodity prices and operating and capital costs, capital expenditures, levels and costs of drilling activity, estimated production rates or forecasts of growth thereof, hydrocarbon reserve quantities and values, potential oil and gas reserves expressed as "EURs," assumptions as to future hydrocarbon prices, liquidity, cash flows, operating results, availability of capital, internal rates of return, net asset values, drilling schedules and potential growth rates of reserves and production, all of which are forward-looking statements. These forward-looking statements are generally accompanied by words such as "estimated," "projected," "potential," "anticipated," "forecasted" or other words that convey the uncertainty of future events or outcomes. Although the Company believes that such forward-looking statements are reasonable, the matters addressed represent management's expectations or beliefs concerning future events, and it is possible that the results described in this presentation will not be achieved. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from the results discussed in the forward-looking statements, including among other things: oil and natural gas price levels and volatility, our ability to satisfy our short- or long-term liquidity needs; our ability to execute our business strategy, including the success of our drilling and development efforts; timing, cost and amount of future production of oil and natural gas; and other factors discussed in the Company's reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2018. The Company can give no assurance that estimates and projections contained in such statements will prove to have been correct. For reconciliations of non-GAAP financial measures, see our website at www.sbow.com.

CAUTIONARY NOTE Regarding Potential Reserves Disclosures – Current SEC rules regarding oil and gas reserve information allow oil and gas companies to disclose proved reserves, and optionally probable and possible reserves that meet the SEC's definitions of such terms. In this presentation, we refer to estimates of resource "potential" or "EUR" (estimated ultimate recovery quantities) or "IP" (initial production rates) other descriptions of volumes potentially recoverable, which in addition to reserves generally classifiable as probable and possible include estimates of reserves that do not rise to the standards for possible reserves, and which SEC guidelines strictly prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and are subject to greater uncertainties, and accordingly the likelihood of recovering those reserves is subject to substantially greater risk.

THIS PRESENTATION has been prepared by the Company and includes market data and other statistical information from sources believed by it to be reliable, including independent industry publications, government publications or other published independent sources. Some data are also based on the Company's good faith estimates, which are derived from its review of internal sources as well as the independent sources described above. Although the Company believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

THIS PRESENTATION includes information regarding our current drilling and completion costs and historical cost reductions. Future costs may be adversely impacted by increases in oil and gas prices which results in increased activity.

THIS PRESENTATION includes information regarding our PV-10 at SEC pricing as of for year end 12/31/18 reserves. PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC. Please see appendix for a reconciliation of PV-10 to standardized measure.

Company Overview

SBOW
LISTED
NYSE

NYSE Symbol	SBOW
Market Cap[(1)]	$288 million
Enterprise Value[(1)]	$680 million
12/31/18 PV-10 Value[(2)]	~$1.1 billion
Production 4Q18[(3)]	227 MMcfe/d
Production Mix[(4)]	84% Gas
Proved Reserves[(2)]	1,345 Bcfe
% Proved Developed	40%
R/P (years)[(5)]	16
Net Acreage 4Q18[(6)]	104,673



La Salle
Live Oak
Mc Mullen
Webb

Eagle Ford Pure Play:

- Leader in Eagle Ford gas play
- Premium Gulf Coast markets
- Strong production and EBITDA growth
- Focus on margins and returns
- Balance sheet provides financial and operational flexibility
- Veteran management team with substantial experience in the play

Value and growth investment opportunity

Note: Well results presented are not necessarily predictive of the production we will achieve for each well we complete in this formation. See Note Regarding Potential Reserves
(1) Market capitalization value as of 2/1/19; EV = Market Cap of $287.6 million (11.693 million shares outstanding @ $24.60/sh) plus $392.5 million of net debt as of 12/31/18
(2) PV-10 based on reserves as of 12/31/18 using 12/31/18 SEC pricing
(3) Daily average production presented on a three stream basis
(4) Represents reported production mix for 4Q18
(5) Proved reserves based on 12/31/18 divided by 4Q18 production
(6) Includes 4,512 net acres under option with exercise date of August 2019

Key Accomplishments 2018

SBOW LISTED NYSE

	2018 Objectives	Highlights
EBITDA / Production Growth	▪ Accelerate growth through expanded capital program ▪ Achieve Adj. EBITDA margin of > 65% ▪ Demonstrate strong Adj. EBITDA growth in 2H18 and into 2019	✓ Added 2nd drilling rig, production growth of 42% from 2Q18 to 4Q18 ✓ FY18 Adj. EBITDA margin of 65% ✓ FY18 Adj. EBITDA of $168.4 million, 38% increase year over year
Cost Control	▪ Target LOE of < $0.25/Mcfe ▪ Target all-in cash OPEX of < $1.10/Mcfe[1] ▪ Target breakeven < $2.25/Mcfe in Eagle Ford gas play	✓ 4Q18 LOE of $0.23/Mcfe ✓ 4Q18 all-in cash OPEX of $0.92/Mcfe[1] ✓ Drilling program achieving $1.75 - $2.25/Mcfe in 2018
Resource Delineation	▪ Optimize Upper Eagle Ford development in Webb County ▪ Delineate 60,000 gross acre position in Southern Eagle Ford gas window	✓ 12 Upper Eagle Ford wells drilled to date with average of the last six in-line with Webb County type curve ✓ 18 wells drilled to date; actively testing landing targets and stimulation designs
Balance Sheet Discipline	▪ Optimize asset portfolio through divestitures on non-core assets ▪ Maintain strong liquidity position	✓ Reduced well count 56% with AWP Olmos sale ✓ Borrowing base increased to $410 million providing ample liquidity

(1) All-in operating expenses comprised of lease operating expenses, cash general and administrative, transportation and processing, and production taxes

Building Value Across the Organization

SBOW
LISTED
NYSE

Production(1)



(MMcfe/d)
300
250
200
150
100
50
0
24% CAGR
122
143
183
225
239
2016
2017
2018
2019E
Actuals
Low Guidance
High Guidance

Reserves and PV-10(2)



(Bcfe)
1,500
1,250
1,000
750
500
250
0
81% Reserves Growth
744
1,024
1,345
$442
$805
$1,128
$1,500
$1,250
$1,000
$750
$500
$250
$0
2016
2017
2018
Reserves
PV-10

Inventory(3)



(Acres)
(Locations)
120,000
100,000
80,000
60,000
40,000
20,000
0
1,000
750
500
250
0
~65,000
~101,000
~105,000
487
712
677
2016
2017
2018
Net Acres
Drilling Locations

Operating Costs



($/Mcfe)
$2.00
$1.50
$1.00
$0.50
$0.00
41% Decline
$1.76
$0.49
$0.19
$0.34
$0.73
$1.29
$0.41
$0.15
$0.34
$0.39
$1.03
$0.25
$0.17
$0.35
$0.26
2016
2017
2018
LOE
T&P
Production Taxes
Cash G&A

Strong track record of growth and cost optimization

(1) Excludes noncore properties sold in 2017 and AWP Olmos divestiture in 1Q18
(2) Reserves and PV-10 as of 12/31/18 using 12/31/18 SEC pricing
(3) As of 12/31/18; gross locations are operated lease acreage and classified as proven undeveloped, probable, and contingent reserves. Not all acreage may be prospective

Executing on Strategy

SBOW LISTED NYSE

Revenue



($mm)
($/Mcfe)
$100
$80
$60
$40
$20
$0
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$3.48 $3.45 $3.42 $3.60 $3.65 $3.53 $3.68 $4.23
$42 $46 $49 $59 $53 $51 $65 $88
1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18
Revenue
$/Mcfe

LOE



($mm)
($/Mcfe)
$7.5
$6.0
$4.5
$3.0
$1.5
$0.0
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.47 $0.36 $0.41 $0.34 $0.34 $0.26 $0.24 $0.23
$5.8 $4.8 $5.8 $5.5 $5.0 $3.8 $4.2 $4.7
1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18
LOE
$/Mcfe

Cash G&A, Net



($mm)
($/Mcfe)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$0.75
$0.60
$0.45
$0.30
$0.15
$0.00
$0.68 $0.39 $0.32 $0.30 $0.29 $0.31 $0.22 $0.19
$8.3 $5.2 $4.6 $5.0 $4.2 $4.5 $3.9 $4.0
1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18
Cash G&A
$/Mcfe

Adjusted EBITDA



($mm)
($/Mcfe)
$60
$50
$40
$30
$20
$10
$0
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.76 $2.05 $2.17 $2.57 $2.49 $2.15 $2.52 $2.71
$21 $27 $31 $42 $36 $31 $44 $57
1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18
Adj EBITDA
$/Mcfe

Focused on lower costs and expanding Adj. EBITDA margin

Key Objectives 2019

Free Cash Flow Generation	▪ Free cash flow generation while realizing double-digit production and EBITDA growth • Target free cash flow positive in 2H19 • Target production growth of 25% based on mid-point of 2019 guidance ▪ Further expansion of EBITDA margin with disciplined approach to growing production
Corporate Efficiency	▪ Maintain focus on repeatable results and continual per-unit cost reductions • All-in cash operating expenses of < $1.00/Mcfe ▪ Drive D&C costs lower • Optimize completions and production techniques • Reduce cycle times
Portfolio Expansion	▪ Continue low-cost drilling on core Eagle Ford acreage to sustain cash flow ▪ Significantly increase oil and liquids production as a percentage of overall portfolio ▪ Evaluate opportunities of various size, commodity mix and footprint within the Eagle Ford ▪ Opportunistically acquire or lease additional acreage at attractive full cycle economics
Balance Sheet Strength	▪ Target Total Debt / Adj. EBITDA ratio of < 2.25x ▪ ~$217 million of liquidity as of 12/31/18 ▪ No near-term maturities; fully-funded capital program of $250-$260 million ▪ Active hedging program to withstand down cycles in prices

With a strong balance sheet and on-going cost initiatives, SilverBow's key differentiator is its ability to reach free cash flow positive while still producing meaningful growth

SilverBow Then and Now

SBOW
LISTED
NYSE



SBOW Stock Price
$35
$32
$29
$26
$23
$20
HHUB Gas Price ($/Mcf)
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
HHUB: $2.70
SBOW: $24.60
1/2/17
3/19/17
6/3/17
8/18/17
11/2/17
1/17/18
4/3/18
6/18/18
9/2/18
11/17/18
2/1/19

	Metric	Then (1Q17)		Now (4Q18)	Change
Scale	Daily Production (MMcfe/d)	136		227	67%
	Acreage	65,000		104,673[1]	61%
	Inventory	487	Significantly increased scale nearly doubling every metric	677[2]	39%
	Proved Reserves (Bcfe)	744		1,345	81%
	PV-10 ($MM)	$442		$1,128	155%
	Last Quarter Adjusted EBITDA ($MM)	$21		$57	171%
Efficiency	LOE ($/Mcfe)	$0.47		$0.23	(51%)
	Cash G&A ($/Mcfe)	$0.68	Streamlined costs with total costs ($/Mcfe) sliced in half	$0.19	(72%)
	T&P ($/Mcfe)	$0.36		$0.35	(3%)
Leverage	Net Debt / EBITDA	2.0x	Maintained leverage levels while increasing liquidity	2.3x	16%
	Liquidity ($MM)	$78		$217	178%
Price	WTI Spot Price	$51.69	All during a challenging commodity price environment	$55.29[3]	7%
	HH Spot Price	$3.02		$2.70[3]	(10%)

The actions taken to improve SBOW are not reflected in stock price performance

Source: FactSet

(1) Includes 4,512 net acres under option with exercise date of August 2019

(2) As of 12/31/18; gross locations are operated lease acreage and classified as proven undeveloped, probable, and contingent reserves. Not all acreage may be prospective

(3) Prices as of 2/1/19

Top-Tier Economics in Premier Location

SBOW LISTED NYSE

World Class Gas Lifting Cost(1)



($/Mcfe)
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
D&C/EUR ($/Mcfe)
Opex/Production ($/Mcfe)
Differentials ($/Mcf)
$1.02
($0.20)
$0.73
$0.49
$1.37
($0.06)
$0.85
$0.58
$1.93
$0.02
$1.36
$0.54
$2.58
$0.52
$1.67
$0.39
SilverBow
Eagle Ford Gas
Haynesville
Appalachia

Henry Hub Breakeven Cost(1)(2)



($/Mcfe)
$3.00
$2.75
$2.50
$2.25
$2.00
$1.75
$1.50
$1.75-$2.25
$2.44
$2.75
$2.77
SilverBow
Marcellus
Utica
Haynesville

2018 Natural Gas Pricing & Differentials



Rockies
$2.38
($0.71)
Panhandle
$2.47
($0.62)
Marcellus
$2.57
($0.52)
$2.20
($0.89)
San Juan
Transco
$3.07
($0.02)
$1.63
($1.46)
Waha
HSC
$3.15
$0.06
Henry Hub
$3.09
Legend
Price
Diff.

Gulf Coast markets yielding $0.60/Mcf to $1.50/Mcf higher net backs

Sources of Demand Growth



Significant Existing
Midstream Infrastructure

Petrochemical Complex
+0.5 Bcf/d in 2019

LNG Exports
+4-5 Bcf/d in 2019 & 2020

Mexico Exports
+1-3 Bcf/d in 2019 & 2020

Increasing demand from a range of demand centers will maintain favorable gas takeaway optionality

Source: Company disclosure, Wood Mackenzie, Platt's Inside GMR vs. Henry Hub information, EIA 2019 Annual Energy Outlook, J.P. Morgan

(1) SilverBow information as of 4Q18. Operating expenses include lease operating expenses, transportation and processing, and production taxes

(2) Weighted average breakeven cost

Eagle Ford Stands Out Amongst Gas Basins

SBOW
LISTED
NYSE

Characteristic	SilverBow's Western Eagle Ford	Haynesville	Appalachia
Competitive Lifting Cost	✔	✔	✔
Low Breakeven Cost	✔	✔	✔
Low Basis Differential / T&P	✔		
Proximity to Key Downstream Markets	✔	✔	
Consolidation Potential	✔	✔	
Constructive Regulatory Environment	✔	✔	

"Some of the absolute lowest cost resource is actually outside the Northeast… the Eagle Ford competes on economics" [(1)]

(1) Source: Wood Mackenzie – August 2018

Quality Reservoir With Stacked Pay Potential

Lower Eagle Ford Isopach Map



DIMMIT
LA SALLE
MCMULLEN
LIVE OAK
Edwards Shelf
Sligo Shelf
A
A'
Feet
300
200
100
50

SBOW's acreage is among the thickest in Lower Eagle Ford which further supports stacked pay development

A – A' Cross Section and Targeting



Fasken
Oro Grande
Uno Mas
Current Target
Future Target
Upper EF
210' Thick
Lower EF
160' Thick
Buda
Lower EF
330' Thick
Buda
Upper EF
110' Thick
Lower EF
220' Thick
Buda

SilverBow Leads Pack in Top 50 Gas Wells…

Top 50 Wells First 12 Mo Cum Gas Prod Production


(MMcf)
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
SilverBow
Other
Benchmarks
Top 50 Average
Top 10% Average
Top Quartile Average
2nd Quartile Average
3rd Quartile Average
4th Quartile Average

Top 50 Eagle Ford Gas Locations


Legend
SBOW
Recent Additions (Since 9/9/18)
Existing Wells

SilverBow has drilled 18 of top 50 Eagle Ford gas wells

Source: RSEG first 12 month cumulative gas production for Eagle Ford gas wells. Database includes approximately 6,033 EF gas wells
Performance benchmarks include SilverBow wells. Data as of 2/18/19

...as well as in the Southern Eagle Ford Gas Trend

Southern Eagle Ford Gas: First 12 Mo Cum Gas Production


(MMcf)
3,000
2,500
2,000
1,500
1,000
500
0
0
6
12
Time (months)
Legend
SBOW Pre 2017
SBOW Post 2017
Others Operators

Southern Eagle Ford: Gas Well Locations


Legend
SBOW Pre 2017
SBOW Post 2017
Others Operators

SilverBow is successfully transferring expertise to the Southern Eagle Ford Gas trend

Southern Eagle Ford Gas Trend: Wells with TVD greater than 11,500' in La Salle, McMullen, and Live Oak County with first 3 month oil/gas ratio < 7 bbl / MMcf spud in 2011 or later
Source: RS Energy Group, company data

Portfolio Overview

	Area (% Avg WI)	Net Acres	% Gas	4Q18 Production (MMcfe/d)	Gross Undrilled Locations[3]	# Prod Wells
Webb County Gas	Fasken Area (64% - 100%)	7,742	100%	107.4		
	Lower EF Gas				20	72
	Upper EF Gas				66	12
Southern EF Gas	Oro Grande Area (100%)	27,085	100%	31.4		
	Lower EF Gas				123	12
	Uno Mas Area (100%)	17,652	100%	20.8		
	Lower EF Gas				75	3
	Upper EF Gas				62	0
McMullen Oil	AWP Area (98% - 100%)	40,142[1]	50%	34.5		
	South LEF Gas		65%		141	22
	North LEF Oil		12%		45	78
La Salle Cond.	Artesia Area (88% - 100%)	12,052	45%	32.4		
	North LEF Cond.				17	23
	South LEF Cond.				42	23
	Other[2]		58%	0.2	86	113
	Total	104,673	84%	226.7	677	358


Uno Mas
AWP
Artesia
Oro Grande
Fasken
PIONEER
EP ENERGY
CHESAPEAKE
noble energy
SM ENERGY
XTO ENERGY
SANCHEZ
SR SIERRA
Dimmit
La Salle
Live Oak
Duval
Webb
Laredo
Legend
104,673 net Eagle Ford acres
358 producing wells
0 10 20 40
Miles

104,673 net Eagle Ford acres in core gas and condensate windows

(1) Includes 4,512 net acres under option with exercise date of August 2019
(2) Other includes certain TX Osage Area wells and non-op wells that cumulatively represent <1% of production
(3) As of 12/31/18; gross locations are operated lease acreage and classified as proven undeveloped, probable, and contingent reserves. Not all acreage may be prospective

Strong Well Results Across Acreage Position


0
10
20
40
Miles
SMR 2 Well Pad (AWP)
30-day rate: 1,850 Boe/d
(95% Liquids)
Bracken 2 Well Pad (AWP)
30-day rate: 29.1 MMcfe/d
(37% Liquids)
Evans 2 Well Pad (Artesia)
30-day rate: 2,550 Boe/d
(57% Liquids)
PCQ 1 Well Pad (AWP)
30-day rate: 600 Boe/d
(89% Liquids)
Evans 3 Well Pad (Artesia)
30-day rate: 3,350 Boe/d
(52% Liquids)
McMullen
Live Oak
GKT 2 Well Pad (Uno Mas)
30-day rate: 25.0 MMcfe/d
(3% Liquids)
Fasken 6 Well Pad (Fasken)
30-day rate: 56.1 MMcfe/d
(100% Gas)
NMC 2 Well Pad (Oro Grande)
30-day rate: 27.4 MMcfe/d
(100% Gas)
NMC 1 Well Pad (Oro Grande)
30-day rate: 11.2 MMcfe/d
(100% Gas)
Jim Wells
Rio Bravo 3 Well Pad (Fasken)
30-day rate: 23.6 MMcfe/d
(100% Gas)
Webb

SilverBow continues to generate strong well results across the Eagle Ford

SBOW
LISTED
NYSE

Webb County (Upper) Well Performance

Webb County Upper Eagle Ford Wells



Webb
1
2
3
4
5
6

Daily Gas Production (Normalized to 7,500')



Fasken 107H
Fasken 108H
Fasken 109H
Fasken 110H
Fasken 111H
Fasken 112H
Historical
Webb County TC (12 BCF)
6-Well Average
Daily Production (MMcf)
16
14
12
10
8
6
4
2
0
0
60
120
180
Time (days)

Well Statistics

Well Name	CLAT (ft)	Prop (lbs/ft)	Fluid (bbl/ft)	Cluster Spacing (ft)	Well Spacing (ft)
1 Fasken 107H	5,518'	2,542	63	15'	660'
2 Fasken 108H	5,912'	2,016	31	24'	660'
3 Fasken 109H	5,572'	1,585	23	29'	660'
4 Fasken 110H	6,037'	2,503	60	18'	660'
5 Fasken 111H	7,905'	2,503	61	18'	660'
6 Fasken 112H	7,687'	2,500	60	18'	660'

Recent Webb County Upper Eagle Ford wells are outperforming type curve

Cumulative Gas Production (Normalized to 7,500')



Fasken 107H
Fasken 108H
Fasken 109H
Fasken 110H
Fasken 111H
Fasken 112H
Historical
Webb County TC (12 BCF)
6-Well Average
Cum Production (MMcf)
2,000
1,500
1,000
500
0
0
60
120
180
Time (days)

Note: Only includes wells turned online after 1/1/17

SBOW
LISTED
NYSE

Southern Eagle Ford Gas Well Performance

Southern Eagle Ford Gas Wells



La Salle
McMullen
Live Oak
Uno Mas
Oro Grande
S-AWP
1
2
3
4
5
6
7

Daily Gas Production (Normalized to 7,500')



GKT COLLINS 1H
GKT MAP 2H
NMC EF 5H
NMC EF 6H
NMC EF 7H
Bracken 25H
Bracken 26H
Historical
SEF Gas TC (14 BCF)
7-Well Average
Daily Production (MMcfe)
20
15
10
5
0
0
60
120
180
Time (days)

Well Statistics

	Well Name	CLAT (ft)	Prop (lbs/ft)	Fluid (bbl/ft)	Cluster Spacing (ft)	Well Spacing (ft)
1	GKT Collins 1H	7,536'	3,396	64	17'	Parent
2	GKT Map 2H	7,132'	4,495	62	17'	Parent
3	NMC EF 5H	7,560'	3,978	92	18'	750'
4	NMC EF 6H	7,530'	4,027	90	17'	750'
5	NMC EF 7H	7,219'	4,097	90	17'	Parent
6	Bracken 25H	6,681'	2,387	56	18'	800'
7	Bracken 26H	9,221'	2,745	56	20'	800'

Strong performance from recent Southern Eagle Ford Gas wells delineate reservoir

Cumulative Gas Production (Normalized to 7,500')



GKT COLLINS 1H
GKT MAP 2H
NMC EF 5H
NMC EF 6H
NMC EF 7H
Bracken 25H
Bracken 26H
SEF Gas TC (14 BCF)
Historical
7-Well Average
Cum Production (MMcfe)
2500
2000
1500
1000
500
0
0
60
120
180
Time (days)

Note: Only includes wells turned online after 1/1/17

La Salle Condensate

La Salle Eagle Ford Condensate Wells


La Salle

Daily Production (Normalized to 7,500')


Evans TX 1H
Evans EF 2H
Evans EF 12H
Evans EF 14H
Evans EF 16H
Historical
La Salle Condensate TC (1,290 MBOE)
5-Well Average
Daily Production (MBoe)
2.0
1.5
1.0
0.5
0.0
0
60
120
180
Time (days)

Well Statistics

	Well Name	CLAT (ft)	Prop (lbs/ft)	Fluid (bbl/ft)	Cluster Spacing (ft)	Well Spacing (ft)
1	Evans TX 1H	7,110'	2,468	64	17'	Parent
2	Evans EF 2H	6,659'	2,447	64	18'	Parent
3	Evans EF 12H	6,972'	2,534	67	18'	500'
4	Evans EF 14H	7,086'	2,375	63	18'	500'
5	Evans EF 16H	6,887'	2,468	62	18'	500'

High intensity fracs drive outperformance in La Salle Condensate area

Cumulative Production (Normalized to 7,500')


Evans TX 1H
Evans EF 2H
Evans EF 12H
Evans EF 14H
Evans EF 16H
Historical
La Salle Condensate TC (1,290 MBOE)
5-Well Average
Cum Production (MBoe)
250
200
150
100
50
0
0
60
120
180
Time (days)

Note: Only includes wells turned online after 1/1/17

McMullen Oil Well Performance

McMullen Eagle Ford Oil Wells


McMullen
1
2
3

Daily Production (Normalized to 7,500')


PCQ EF 19H
SMR EF 21H
Historical
SMR EF 20H
McMullen Oil TC (500 Mboe)
3-Well Average
Daily Production (MBoe)
3.0
2.5
2.0
1.5
1.0
0.5
0.0
0
60
Time (days)
120
180

Well Statistics

	Well Name	CLAT (ft)	Prop (lbs/ft)	Fluid (bbl/ft)	Cluster Spacing (ft)	Well Spacing (ft)
1	SMR EF 20H	6,199'	3,063	51	17'	500'
2	SMR EF 21H	6,361'	2,980	50	18'	500'
3	PCQ EF 19H	3,150'	3,000	56	15'	400'

New life in McMullen Oil area from optimized targeting and completions

Cumulative Production (Normalized to 7,500')


PCQ EF 19H
SMR EF 21H
Historical
SMR EF 20H
McMullen Oil TC (500 Mboe)
3-Well Average
Daily Production (MBoe)
250.0
200.0
150.0
100.0
50.0
0.0
0
60
Time (days)
120
180

Note: SMR EF 20H & 21H flowed back using conservative choke management

SBOW LISTED NYSE

Strong Returns in Current Price Environment

IRR's Across SilverBow's Portfolio $3.00 gas / $55.00 oil(1)



81%
63%
41%
36%
La Salle Condensate
McMullen Oil
Webb County Gas
Southern EF Gas(2)

	La Salle Condensate	McMullen Oil	Webb County Gas	Southern EF Gas(2)
Producing Wells(3)	46	78	84	37
Drilling Locations(3)(4)	59	45	86	339
Type Curve EUR	1,290 MBoe	500 MBoe	12 Bcfe	14 Bcfe
% Gas	41%	9%	100%	100%
Type Curve EUR / 1,000 ft	172 MBoe	67 MBoe	1.6 Bcfe	1.9 Bcfe
Lateral Length	7,500	7,500	7,500	7,500
Well Cost ($MM)(5)	$6.0	$6.0	$6.0	$8.4
NPV-10 ($MM)	$8.7	$4.7	$2.9	$5.2
IRR (%)	81%	63%	41%	36%
Payback (Years)	1.4	1.5	2.4	2.7

Core Eagle Ford acreage with compelling returns

(1) Assumes current drill and complete, transportation and processing, and royalty cost structure. Returns reflect midpoint of given ranges
(2) Excludes Upper Eagle Ford gas locations in Uno Mas area
(3) As of 12/31/18
(4) Current type curve areas and associated inventory. These do not include future upside associated with Austin Chalk development or stacked development potential
(5) Cost includes: location, road, area-specific D&C, flowback, tubing installation, and facilities hook-up

SBOW
LISTED
NYSE

2019 Capital Budget

2019 Capital Budget


Webb County Gas
Southern EF Gas
McMullen Oil
La Salle Condensate
Facilities, Optimization, & Other
Land
Fasken LEF
Fasken UEF
Oro Grande
AWP South
AWP North
Artesia
85% D&C

2019 capital program of $250-$260 million aimed at growing oil/liquids production

Note: Budget subject to adjustments based on changes in commodities and costs
Other capital includes ~$5.5 million in capitalized G&A

Activity by Area

	Net Wells Drilled 2018	Net Wells Drilled 2019E
Webb County Gas	14	1
Southern EF Gas	9	5
McMullen Oil	5	2
La Salle Condensate	5	18-19
Total	**33**	**26-27**

2019 Capital Budget Breakdown

Drill & Complete	$215 - $220
Leasing / Land	$10 - $13
Facilities / Optimization / Other	$25 - $27
Total 2019 Capex	**$250 - $260**

Drill & Complete Breakdown

- Moving to one-rig program in second quarter primarily on development drilling
- Continue adding low cost inventory additions at attractive full cycle economics returns

2019 Guidance

SBOW
LISTED
NYSE

	ACTUAL					GUIDANCE	
	1Q18	2Q18	3Q18	4Q18	FY18	1Q19	FY19
Production Volumes:							
Oil (Bbls/d)	1,967	1,549	1,685	2,340	1,886	2,650 - 2,750	3,500 - 3,800
Gas (MMcf/d)	132	137	160	191	155	173 - 179	176 - 187
NGL (Bbls/d)	2,756	2,319	3,630	3,586	3,076	3,450 - 3,550	4,600 - 4,900
Total Reported Production (MMcfe/d)	**161**	**160**	**192**	**227**	**185**	210 - 217	225 - 239
% Liquids	*18%*	*15%*	*17%*	*16%*	*16%*	*17%*	*22%*
Product Pricing:							
Crude Oil NYMEX Differential ($/Bbl)	$1.72	$0.65	$2.18	$2.38	$1.16	$1.50 - $2.50	N/A
Natural Gas NYMEX Differential ($/Mcf)	$0.00	$0.13	$0.06	$0.20	$0.15	$0.05 - $0.10	N/A
Natural Gas Liquids (% of WTI)	36%	37%	44%	39%	39%	35% - 37%	N/A
Costs and Expenses							
Lease Operating Expenses ($/Mcfe)	$0.34	$0.26	$0.24	$0.23	$0.26	$0.29 - $0.30	$0.30 - $0.33
Transportation and Processing ($/Mcfe)	$0.35	$0.37	$0.35	$0.35	$0.35	$0.35 - $0.36	$0.32 - $0.34
Production Taxes (% of Revenue)	5.7%	5.2%	3.8%	3.7%	4.4%	5.5% - 6.5%	5.5% - 6.5%
Cash G&A ($MM)	$4.2	$4.5	$3.9	$4.0	$16.6	$5.2 - $5.7	$20.0 - $23.0
DD&A Expense ($/Mcfe)	$0.91	$0.90	$1.06	$1.10	$1.01	$1.10 - $1.15	$1.10 - $1.25
Cash Interest Expense ($MM)	$5.6	$6.0	$6.9	$7.2	$25.7	$7.5 - $8.5	N/A

Note: Table represents as-reported figures



SilverBow RESOURCES

Financial Summary

Top Quartile Operating Expenses

SBOW
LISTED
NYSE



Total Operating Expenses – 3Q18
(Pre-G&A, $/Mcfe)
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Peer Group Avg. (excl. SBOW): $1.17
Peer A
Peer B
Peer C
Peer D
Peer E
Peer G
Peer H
Peer I
SBOW 4Q18
Peer J
Peer K

Note: Total operating expenses include lease operating expenses, transportation and processing, and production taxes
Source: Company filings and press releases
Peers (in alphabetical order) include: Antero Resources, Chesapeake Energy, Cabot Oil & Gas, Comstock Resources, Eclipse Resources, EQT, Gulfport Energy, Range Resources, Southwestern Energy, Ultra Petroleum

Culture of Continuous Capital Cost Optimization

Drilling Cost Per Well(1)(2)


($000)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
61% Decline
$4,560
$3,085
$2,317
$1,776
$1,924
$1,777
2013
2014
2015
2016
2017
2018

Completion Cost Per Well & Proppant Intensity(1)


($000)
lb/ft
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
6,000
5,000
4,000
3,000
2,000
1,000
0
29% Decline
$4,395
$4,533
$3,550
$3,091
$2,637
$3,107
1,123
1,348
1,554
1,922
1,476
1,945
2013
2014
2015
2016
2017
2018(3)

Completion Cost Per Stage & Proppant Intensity(1)


($000)
lb/ft
$300
$250
$200
$150
$100
$50
$0
6,000
5,000
4,000
3,000
2,000
1,000
0
49% Decline
$245
$238
$142
$99
$113
$125
1,123
1,348
1,554
1,922
1,476
1,945
2013
2014
2015
2016
2017
2018(3)

Completion Cost Per Lbs Proppant(1)


($/lbs)
$1.00
$0.75
$0.50
$0.25
$0.00
63% Decline
$0.70
$0.50
$0.32
$0.27
$0.25
$0.26
2013
2014
2015
2016
2017
2018(3)

(1) Indicative of Fasken development well costs; D&C costs are exclusive of location costs and tubing installs
(2) Drilling well cost represents rig release to rig release
(3) 2018 completion costs reflect transition to slickwater and larger frac designs

Financial Discipline is Integral to Strategy

SBOW
LISTED
NYSE

- **Preserve financial flexibility**
  - Strong liquidity position: ~$217 million[(1)]
  - Active hedge program to protect cash flows
  - No near-term maturities
- **Relentless focus on driving down costs**
  - Monetize non-core assets to further streamline operations
- **Disciplined capital allocation**
  - Focused on full-cycle returns
  - Returns-focused production growth
  - Modeling various commodity price decks
- **Conservative target leverage**
  - Total Debt / LTM Adj. EBITDA[(3)]: 2.3x

NYSE Symbol	SBOW
Share Price (2/1/19)	$24.60
Shares Outstanding	11.693
Equity Market Capitalization	$287.6
Plus: Revolving Credit Facility[(2)]	$195.0
Plus: Second Lien[(2)]	200.0
Less: Cash[(2)]	2.5
Enterprise Value	$680.2

Note: All values in millions, except per share value amounts



$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
Undrawn
$195
Credit Facility
$200
2nd Lien
2019
2020
2021
2022
2023
2024
2025

Fully funded capital program using cash flows from operations and borrowings under revolving credit facility

(1) Cash plus RBL availability as of 12/31/18
(2) As of 12/31/18
(3) Last twelve months as of 12/31/18

SBOW
LISTED
NYSE

Hedging Summary(1)

- SilverBow actively hedges expected production to protect project returns and support planned capital expenditures
  - Bias towards swaps and collars
- Hedge volumes for balance of 2019 cover ~65% of 2019 production guidance midpoint
- NGL hedge volumes are 1,973 Bbls/d in 2019
- Layering in 2019-2021 natural gas basis hedges and 2019 oil basis hedges

	2019	2020
Wtd Avg NYMEX Gas Price	$2.94	$2.79
Wtd Avg NYMEX Oil Price	$56.69	$55.59
Wtd Avg Mount Belvieu NGL Price	$27.93	N/A

Natural Gas Hedging


(Mcf/d)
($/Mcf)
180,000
150,000
120,000
90,000
60,000
30,000
0
$3.40
$3.20
$3.00
$2.80
$2.60
$2.40
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
2019
2020
Hedged Volume
Hedged Price

Oil Hedging


(Bbls/d)
($/Bbl)
1,800
1,500
1,200
900
600
300
0
$70
$65
$60
$55
$50
$45
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
2019
2020
Hedge Volume
Hedged Price

(1) Hedge information as of 12/31/18. The above analysis assumes 1 Mcf equals 1 MMBtu



SilverBow RESOURCES

Conclusion

Attractive Valuation vs. Natural Gas Peers

SBOW LISTED NYSE

EV/2019E EBITDA(1)



8.0x
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
Peer A
Peer B
Peer C
Peer D
Peer E
Peer G
Peer H
Peer I
Peer J
Peer K
SBOW

LTM EBITDA Margin(2)



80%
70%
60%
50%
40%
30%
20%
10%
0%
Peer A
Peer B
SBOW
Peer C
Peer D
Peer E
Peer G
Peer H
Peer I
Peer J
Peer K

Source: FactSet

Peers (in alphabetical order) include: Antero Resources, Chesapeake Energy, Cabot Oil & Gas, Comstock Resources, Eclipse Resources, EQT, Gulfport Energy, Range Resources, Southwestern Energy, Ultra Petroleum

(1) EV/2019E EBITDA = Enterprise Value / consensus estimates of 2019 EBITDA. Includes the effect of hedging. Pricing as of 2/1/19

(2) 3Q18 as reported. Includes the effect of hedging

Note: SilverBow and peer data is based on the arithmetic average of all consensus estimates publicly at the time of publication of the consensus figures on FactSet. Any opinions, forecasts, estimates, projections or predictions regarding SilverBow's and its peers' performance made in such public data or by the analysts are theirs alone and do not in any way represent the opinions, forecasts, estimates, projections or predictions of SilverBow or its management. In providing these figures, SilverBow does not imply its endorsement of, or concurrence with, such information. The figures are provided for information purposes only and should not be relied upon in making an investment decision

Investment Highlights: Why SilverBow?

SBOW
LISTED
NYSE

Pure Play Eagle Ford Operator	▪ 104,673[(1)] net acres in core gas and condensate windows of Eagle Ford shale ▪ Acute focus on production and EBITDA growth while prudently delineating position ▪ Access to premium markets yield favorable differentials and takeaway capacity
Premier Assets & Substantial Growth Potential	▪ Deep inventory of high quality locations providing over 16 years of development ▪ Quality reservoir allowing for stacked pay and further upside potential ▪ Ability to generate competitive well-level IRRs across acreage position
Attractive Operating Margins & Returns	▪ Industry leading all-in cost structure and full cycle margins ▪ Breakeven economics significantly below current commodity price levels ▪ Substantial capital cost optimization initiatives identified and underway
Strong Balance Sheet & Financial Flexibility	▪ Conservative leverage profile with no debt maturities until late 2022 ▪ Borrowing base increased to $410 million providing ample liquidity ▪ Active commodity hedging program supports multi-year development plan
Experienced Management Team	▪ Veteran management team with extensive experience in Eagle Ford shale ▪ Management compensation aligned with long-term shareholder returns ▪ Proven track record of operational excellence and efficient development

SilverBow presents a compelling valuation with exceptional assets and substantial long-term growth prospects

(1) Includes 4,512 net acres under option with exercise date of August 2019


SilverBow
RESOURCES

Type Curves

La Salle Condensate

SBOW
LISTED
NYSE

Single Well Economics[(1)]

Summary	2019
Spuds Per Year (Gross)	22
Development D&C ($MM)[(2)]	$6.0
NPV 10 ($MM)	$8.7
IRR (%)	81%
Type Well Assumptions	
Completed Lateral Length (ft)	7,500
Proppant (lbs/ft)	2,500
Wellhead EUR (MBoe)[(3)]	1,290
% Gas	41%
% Oil	26%
% NGL	33%
Gas Shrinkage	76%
NGL Yield (Bbl/MMcf)	101
Water Yield (Bbl/MMcf)	13
EUR / 1,000' (MBoe)	172
Type Curve	
30 Day IP (Boe/d)	1,170
30 Day IP / 1000' (Boe/d 1000')	156
Initial Decline	54%
B-Factor	1.1
Terminal Decline	5%
Avg. Operating Cost	
Fixed LOE ($/Well/month)	$4,849
Variable LOE ($/Mcf)	$0.130
Water Disposal ($/Bbl)	$2.00
Trans. & Proc. ($/Mcf)[(4)]	$0.322

Type Curve[(1)]



Rate vs. Time
LaSalle Gas
LaSalle Oil
Gas Rate (Mcfpd)
Oil Rate (Bbls/Day)
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
900
800
700
600
500
400
300
200
100
0
0 1 2 3 4 5 6 7 8 9 10 11 12
Normalized Flowing Time (Months)

(1) Type curves are derived from the actual production of historical, comparably drilled and completed wells (comparables include geology, reservoir, target placement, lateral placement, frac placement, size and success). Type curves are representative of the expected production from location count wells and do not represent a high or low rate/EUR for a given area. Type curves are representative of qualified proved undeveloped, probable, or possible reserve categories. 2019 Pricing: $55 oil, $3.00 gas, 35% NGL

(2) 2019 cost includes location construction, 4 wells/drill pad, 7,500' completed lateral length, 2,500 lb/ft proppant, 14 days of flowback, tubing installation, facilities hook-up, and artificial lift

(3) 3 Stream EUR

(4) 2019 to 2023 escalating ~2% and exit 2023 at $0.35/Mcf

McMullen Oil

SBOW LISTED NYSE

Single Well Economics[(1)]

Summary	2019
Spuds Per Year (Gross)	2
Development D&C ($MM)[(2)]	$6.0
NPV 10 ($MM)	$4.7
IRR (%)	63%
Type Well Assumptions	
Completed Lateral Length (ft)	7,500
Proppant (lbs/ft)	2,500
Wellhead EUR (MBoe)[(3)]	500
% Gas	9%
% Oil	81%
% NGL	9%
Gas Shrinkage	53%
NGL Yield (Bbl/MMcf)	79
Water Yield (Bbl/Bbl)	0.3
EUR / 1,000' (MBoe)	67
Type Curve	
30 Day IP (Boe/d)	866
30 Day IP / 1000' (Boe/d 1000')	116
Initial Decline	73%
B-Factor	0.9
Terminal Decline	5%
Avg. Operating Cost	
Fixed LOE ($/Well/month)	$4,469
Variable LOE ($/Bbl)	$1.580
Water Disposal ($/Bbl)	$2.20
Trans. & Proc. ($/Mcf)[(4)]	$0.246

Type Curve[(1)]



Rate vs. Time
McMullen Gas
McMullen Oil
Gas Rate (Mcfpd)
Oil Rate (Bbls/Day)
4,000
3,600
3,200
2,800
2,400
2,000
1,600
1,200
800
400
0
1000
900
800
700
600
500
400
300
200
100
0
0 1 2 3 4 5 6 7 8 9 10 11 12
Normalized Flowing Time (Months)

(1) Type curves are derived from the actual production of historical, comparably drilled and completed wells (comparables include geology, reservoir, target placement, lateral placement, frac placement, size and success). Type curves are representative of the expected production from location count wells and do not represent a high or low rate/EUR for a given area. Type curves are representative of qualified proved undeveloped, probable, or possible reserve categories. 2019 Pricing: $55 oil, $3.00 gas, 35% NGL
(2) 2019 cost includes location construction, 2 wells/drill pad, 7,500' completed lateral length, 2,500 lb/ft proppant, 14 days of flowback, tubing installation, facilities hook-up, and artificial lift
(3) 3 Stream EUR
(4) 2019 to 2023 escalating ~2% and exit 2023 at $0.34/Mcf

Webb County Eagle Ford Gas

SBOW LISTED NYSE

Single Well Economics(1)

Summary	2019
Spuds Per Year (Gross)	1
Development D&C ($MM)(2)	$6.0
NPV 10 ($MM)	$2.9
IRR (%)	41%
Type Well Assumptions	
Completed Lateral Length (ft)	7,500
Proppant (lbs/ft)	2,500
Wellhead EUR (Bcfe)(3)	12
% Gas	100%
% Oil	-
% NGL	-
Gas Shrinkage	98%
NGL Yield (Bbl/MMcf)	-
Water Yield (Bbl/MMcf)	10
EUR / 1,000' (Bcfe)	1.6
Type Curve	
30 Day IP (Mcfe/d)	10,251
30 Day IP / 1000' (Mcfe/d 1000')	1.4
Initial Decline	62%
B-Factor	1.2
Terminal Decline	5%
Avg. Operating Cost	
Fixed LOE ($/Well/Month)	$4,351
Variable LOE ($/Mcf)	$0.004
Water Disposal ($/Bbl)	$3.10
Trans. & Proc. ($/Mcf)(4)	$0.399

Type Curve(1)


Rate vs. Time
Webb County Gas
Gas Rate (Mcfpd)
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
0 1 2 3 4 5 6 7 8 9 10 11 12
Normalized Flowing Time (Months)

(1) Type curves are derived from the actual production of historical, comparably drilled and completed wells (comparables include geology, reservoir, target placement, lateral placement, frac placement, size and success). Type curves are representative of the expected production from location count wells and do not represent a high or low rate/EUR for a given area. Type curves are representative of qualified proved undeveloped, probable, or possible reserve categories. 2019 Pricing: $55 oil, $3.00 gas, 35% NGL
(2) 2019 cost includes location construction, 2 wells/drill pad, 7,500' completed lateral length, 2,500 lb/ft proppant, 14 days of flowback, tubing installation, facilities hook-up, and artificial lift
(3) 3 Stream EUR
(4) 2019 to 2023 escalating ~2% and exit 2023 at $0.43/Mcf

Southern Eagle Ford Gas

SBOW
LISTED
NYSE

Single Well Economics[1]

Summary	2019
Spuds Per Year (Gross)	5
Development D&C ($MM)[2]	$8.4
NPV 10 ($MM)	$5.2
IRR (%)	36%
Type Well Assumptions	
Completed Lateral Length (ft)	7,500
Proppant (lbs/ft)	3,500
Wellhead EUR (Bcfe)[3]	14
% Gas	100%
% Oil	-
% NGL	-
Gas Shrinkage	99%
NGL Yield (Bbl/MMcf)	-
Water Yield (Bbl/MMcf)	25
EUR / 1,000' (Bcfe)	1.9
Type Curve	
30 Day IP (Mcfe/d)	12,325
30 Day IP / 1000' (Mcfe/d 1000')	1.6
Initial Decline	58%
B-Factor	1.0
Terminal Decline	5%
Avg. Operating Cost	
Fixed LOE ($/Well/Month)	$3,659
Variable LOE ($/Mcf)	$0.002
Water Disposal ($/Bbl)	$2.00
Trans. & Proc. ($/Mcf)	$0.249

Type Curve[1]


Rate vs. Time
Southern EF Gas
Gas Rate (Mcfpd)
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
0
1
2
3
4
5
6
7
8
9
10
11
12
Normalized Flowing Time (Months)

(1) Type curves are derived from the actual production of historical, comparably drilled and completed wells (comparables include geology, reservoir, target placement, lateral placement, frac placement, size and success). Type curves are representative of the expected production from location count wells and do not represent a high or low rate/EUR for a given area. Type curves are representative of qualified proved undeveloped, probable, or possible reserve categories. 2019 Pricing: $55 oil, $3.00 gas, 35% NGL

(2) 2019 cost includes location construction, 2 wells/drill pad, 7,500' completed lateral length, 3,500 lb/ft proppant, 14 days of flowback, tubing installation, facilities hook-up, and artificial lift.

(3) 3 Stream EUR



Appendix

Capital Structure

- **Revolving Credit Facility (due 2022)**
  - $410 million borrowing base
  - LIBOR + 2.00%-3.00%
  - 12 banks led by J.P. Morgan
  - Total Debt / LTM Adj. EBITDA < 4.0x
- **Second Lien Facility (due 2024)**
  - $200 million outstanding
  - LIBOR + 7.50%
  - NC2, 102, 101, Par
  - Total Debt / LTM Adj. EBITDA < 4.5x
- **Common Equity**
  - Stock symbol is "SBOW" and is listed on the NYSE
  - 11.693 million shares outstanding as of 1/31/19

Adjusted EBITDA Reconciliation

SBOW
LISTED
NYSE

($ thousands)	2018				
	1Q	2Q	3Q	4Q	FY
Net Income	$8,466	$2,319	$7,080	$56,751	$74,615
Adjustments to EBITDA					
DD&A	13,131	13,096	18,766	23,041	68,035
Accretion of ARO	159	84	87	88	419
Interest, net	5,890	6,585	7,212	7,979	27,666
Derivative (gain) / loss	6,355	10,752	13,600	(20,930)	9,777
Derivative cash settlements	735	(3,212)	(4,060)	(12,523)	(19,060)
Income tax expense / (benefit)	--	328	220	379	928
Non-cash Equity Compensation	1,359	1,316	1,566	1,739	5,980
Adjusted EBITDA	$36,095	$31,268	$44,471	$56,524	$168,360

Reconciliation of PV-10 to Standardized Measure

SBOW
LISTED
NYSE

Estimates of future net revenues from our proved reserves, Standardized Measure and PV-10 (PV-10 is a non-GAAP measure defined below), as of December 31, 2018 is made in accordance with SEC criteria, which is based on the preceding 12-months' average adjusted price after differentials based on closing prices on the first business day of each month, excluding the effects of hedging and are held constant, for that year's reserves calculation, throughout the life of the properties, except where such guidelines permit alternate treatment, including, in the case of natural gas contracts, the use of fixed and determinable contractual price escalations. We have interests in certain tracts that are estimated to have additional hydrocarbon reserves that cannot be classified as proved and are not reflected in the following table.

The following prices are used to estimate our SEC proved reserve volumes, year-end Standardized Measure and PV-10. The 12-month 2018 average adjusted prices after differentials were $3.04 per Mcf of natural gas, $66.96 per barrel of oil, and $26.63 per barrel of NGL.

As noted above, PV-10 Value is a non-GAAP measure. The most directly comparable GAAP measure to the PV-10 Value is the Standardized Measure. We believe the PV-10 Value is a useful supplemental disclosure to the Standardized Measure because the PV-10 Value is a widely-used measure within the industry and is commonly used by securities analysts, banks and credit rating agencies to evaluate the value of proved reserves on a comparative basis across companies or specific properties without regard to the owner's income tax position. We use the PV-10 Value for comparison against our debt balances, to evaluate properties that are bought and sold and to assess the potential return on investment in our oil and gas properties. PV-10 Value is not a measure of financial or operating performance under GAAP, nor should it be considered in isolation or as a substitute for any GAAP measure. Our PV-10 Value and the Standardized Measure do not purport to represent the fair value of our proved oil and natural.

The following table provides a reconciliation between the Standardized Measure and PV-10 Value of the Company's proved reserves:

(in millions, as of December 31, 2018)	**2018**
Standardized Measure of Discounted Future Net Cash Flows	$994
Future income taxes (discounted at 10%)	134
SEC PV-10 Value	**$1,128**

PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC.

Corporate Information

SBOW
LISTED
NYSE

CORPORATE HEADQUARTERS

SilverBow Resources, Inc.
575 North Dairy Ashford, Suite 1200
Houston, Texas 77079
(281) 874-2700 or (800) 777-2412
www.sbow.com

CONTACT INFORMATION

Jeff Magids
Senior Manager – Finance & Investor Relations
(281) 423-0314
IR@sbow.com